UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to �240.14a-12

MAGYAR BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)	Amount previously paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing party: N/A
(4)	Date Filed: N/A

REVOCABLE PROXY
MAGYAR BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
February 27, 2008
2:00 p.m.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors (other than the nominees for directors set forth below) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at The Hyatt Regency New Brunswick, Two Albany Street, New Brunswick, New Jersey, on February 27, 2008 at 2:00 p.m. Eastern Standard Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXYCARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE
INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

Ä          FOLD AND DETACH HERE           Ä

MAGYAR BANCORP, INC. — ANNUAL MEETING, FEBRUARY 27, 2008:

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:
http://www.cfpproxy.com/5946

You can vote in one of three ways:
1.	Call toll free 1-866-853-9883 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/mgyr and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Revocable Proxy
MAGYAR BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 27, 2008				Please mark as indicated in this example			☒
	For	Withhold All	For All Except		For	Against	Abstain
1. The election as directors of all nominees listed below, each to serve for a three-year term	☐	☐	☐	2. The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2008.	☐	☐	☐
Nominees:
(01) Salvatore J. Romano, Ph.D. (02) Edward C. Stokes, III (03) Joseph J. Lukacs, Jr., D.M.D.				The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

				Mark here if you plan to attend the meeting. ²			☐

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

Please be sure to date and sign this proxy card in the box below.	Date:			The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a proxy statement dated January 9, 2008, and audited financial statements.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
Sign above

* * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW * * *

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
Ã		Ã
PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00 a.m., February 27, 2008. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone	Vote by Internet
Call Toll-Free on a Touch-Tone Phone anytime prior to	anytime prior to
3:00 a.m., February 27, 2008.	3:00 a.m., February 27, 2008 go to
1-866-853-9883	https://www.proxyvotenow.com/mgyr

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING PROXY MATERIALS :	http://www.cfpproxy.com/5946

Your vote is important!

400 Somerset Street
New Brunswick, NJ 08901

January 28, 2008

Dear Magyar Bancorp, Inc. Stockholder:

The 2008 Annual Stockholders Meeting for Magyar Bancorp, Inc. will be held at 2:00 P.M., Eastern Standard Time on February 27, 2008 at the Hyatt Regency New Brunswick, Two Albany Street, New Brunswick, New Jersey 08901. The Annual Meeting is for the purpose of considering and acting upon:

1.    the election of three directors of Magyar Bancorp, each to serve for a three-year period;

2.    the ratification of the appointment of Grant Thornton LLP as Magyar Bancorp’s independent registered public accounting firm for the year ending September 30, 2008; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on January 2, 2008 are the stockholders entitled to vote at the Annual Meeting.

Your Board of Directors recommends a vote “FOR” each of the above proposals.

This year we are furnishing proxy materials to our stockholders over the internet. You may access the following proxy materials at http://www.cfpproxy.com/5946: (i) Notice of the Annual Meeting,(ii) the 2007 Annual Report to Stockholders and (iii) the Annual Meeting Proxy Statement.

If you would like a paper copy of the proxy materials mailed to you, you may request one:

●   by calling 800-951-2405 (please have handy your Stockholder Control Number, or

●   by sending an email to fulfillment@rtco.com and by inserting your Stockholder Control Number in the subject line, or

●   by making your request online at http://www.cfpproxy.com/5946 and inserting your Stockholder Control Number when prompted.

You will have the opportunity to make your request for paper copies apply to all future annual stockholder meetings (which you may later revoke at any time) or only for the 2008 Annual Stockholders Meeting.

You may vote online, by phone, by mail or in person. If you wish to execute your proxy by internet or by telephone, you will need your Stockholder Control Number which can be found in the lower right hand corner of your proxy card which is enclosed.You are not required to provide any personal information, other than the Stockholder Control Number, to execute a proxy. Alternatively, if you wish to vote by mail, simply cast your vote on the enclosed proxy cardand mail it in the enclosedBusiness Reply Envelope. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of common stock, evidence of your ownership of Magyar Bancorp, Inc. common stock as of the close of business on the record date.

IMPORTANT NOTICE
REGARDING THE
AVAILABILITY OF PROXY
MATERIALS
FOR THE STOCKHOLDER
MEETING TO BE HELD ON
FEBRUARY 27, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Annual Meeting Proxy Statement and 2007 Annual Report to Stockholders are available at http://www.cfpproxy.com/5946.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in this notice on or before February 13, 2008 to facilitate timely delivery.